Exhibit 10.4

SUBSCRIPTION AGREEMENT

Cibatella Corp.

Astangu tanav 62, Tallinn, Harju 13519, Estonia

Re: Cibatella Corp. Common Stock

The undersigned investor in this Subscription Agreement hereby acknowledges receipt of the Prospectus of Cibatella Corp., a Wyoming corporation (the “Company”), and subscribes for the following number of shares upon the terms and conditions set forth in the Prospectus.

The Investor agrees that this Subscription Agreement is subject to availability and acceptance by the Company.

The Investor hereby subscribes for _______________ shares of the Company’s common stock (“Common Stock”) at $0.03 per share, for an aggregate purchase price of $_______________.

Payment of $______________ as payment in full of the purchase price is being made either via check, bank draft or wire transfer directly to the Company.

If this subscription is rejected by the Company, in whole or in part, for any reason, all funds will be returned to the Company without interest or deduction of any kind.

Purchaser Information:

Printed Name:

Address:

Date:

Signature:

Authorized signatures of the Cibatella Corp., a Wyoming Corporation

________________________________

Janek Innos, President

Date
Date